EXHIBIT 10.1

MEDIA SERVICES AGREEMENT
Prepared for Magnus International Resources, Inc., by Parker Communication Corporation

          AGREEMENT made this 23rd day of September, 2005, by and between Parker Communication Corporation, with its principal offices at 26 Flat Rock Drive, Easton, CT 06612 (“Parker”) and MAGNUS INTERNATIONAL RESOURCES, INC., with its principal place of business at 101 Convention Center Drive, 7th Floor, Las Vegas, Nevada, USA 89109 (the “Company”).

W I T N E S S E T H :

          WHEREAS, the Company is publicly held with a market for its securities; and

          WHEREAS, the Company desires to contract Parker to supply the facilities and services required to effect a public awareness program with the intention of making its name and business better known to potential shareholders and institutional investors; and

          WHEREAS, the Company desires Parker to prepare a number of direct mail pieces and other non-product advertisements to be distributed by Parker; and

          WHEREAS, Parker is willing to assist the Company by distributing direct mail pieces and similar types of materials to increase investor awareness.

          NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed:

1.       Engagement. The Company hereby engages Parker to supervise, and Parker hereby agrees to be engaged:

A.      Preparation for the Company of mailing packages about the Company, based on material and information furnished by the Company; and further, to distribute the package to no less than One Million (1,000,000) US Residents of states in which such mailings are permitted. Such distribution shall be made in accordance with an initial 600,000 mailing, with two (2) subsequent 200,000 mailings.

B.       The Company represents that the information to be furnished to Parker is true, accurate and not misleading and can be substantiated by information in the Company’s files or under its control. The Company acknowledges that Parker is relying on the accuracy and completeness of the foregoing representation and warranty.

C.       Parker assumes no responsibility for the accuracy of the information furnished to it by the Company and is under no duty and is not being paid to verify that the information furnished is not false and misleading or omits to state any fact to ensure that the information distributed is not false, misleading or deceptive.  Parker shall not release any information documents which have not been approved by the Company.

D.      Such other services to increase investor awareness as specified by the Company in writing and signed by both parties.

2.       Program Cost. In consideration of the services to be performed by Parker and various vendors and sub-contractors retained by it for printing, distributing, including the costs of renting mailing lists, copy writers, data processing, postage and other related costs, the Company agrees to pay Parker, which includes payment of Parker’s overhead incurred and profit in connection with performance of this Agreement as follows:

A.      An initial non-refundable deposit of $100,000;

B.       A two-year option to purchase 250,000 shares of the Company’s Common Stock at One Dollar and Seventy-Five Cents ($1.75) per share dated as of November 1, 2005;

C.       A two-year option to purchase 250,000 shares of the Company’s Common Stock at Three Dollars and Fifty Cents ($3.50) per share dated as of November 1, 2005;

D.      An agreed-upon industry standard per-piece price of Eighty-nine Cents ($.89) for each direct mailing or other piece payable as follows: 50% of monies owed within 30 days of the execution of this agreement, balance of monies owed prior to public distribution, and out of those payments Parker is responsible for paying all vendors, printing and distribution costs related directly to that distribution; and

E.       Reimbursement of out-of-pocket disbursements not directly related to (D) above within 15 days of receipt of documentation from Parker.

Attached hereto as Exhibits A, and B are two approved option agreements (“Parker Options”).

3.       Company Review. No material about the Company shall be distributed by Parker unless and until the Company has reviewed and approved the same. The Company will act diligently and promptly in reviewing materials submitted to it by Parker to enhance timely distribution of the materials and will inform Parker in writing of any inaccuracies contained in the material prepared prior to the projected publication and/or delivery dates. The Company will acknowledge in writing that the material is acceptable (as corrected, if applicable).

4.       Preparation of Reports. The Company will cooperate fully and timely with Parker to supply all materials reasonably requested by Parker to enable it to supervise the dissemination of each report or similar type document. Because Parker will rely upon this information in accepting the responsibility of distributing this mailing package and other materials, the Company represents to Parker that all such information shall be true, accurate, and complete and not misleading or deceptive, in any respect.

5.       Confidentiality. Until such time as the same may become publicly known, Parker agrees that any information provided to it by the Company of a confidential nature will not be revealed or disclosed to any person or entity, except in the performance of this Agreement, and upon completion of its services and upon written request to it. Notwithstanding the foregoing, Parker shall be liable for any revelation of confidential information that arises from sources other than directly from the beneficial owners of Parker, being recognized and understood that in the course of performance of this agreement many persons will have to receive access to such materials.

6.       Registration Rights

A.      The Company’s Obligations

i.        Registration.

(1)      If at any time after the date hereof the Company shall determine to file with the Securities and Exchange Commission (the “SEC”) a registration statement (a “Registration Statement”) relating to an offering under the Securities Act of 1933, as amended, for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business, or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to Parker written notice of such determination and, if within fifteen (15) days after the date of such notice, Parker shall so request in writing, the Company shall include in such Registration Statement all or any part of (i) the Common Shares then owned by Parker or (ii) the Common Shares issuable upon the exercise of any Parker Options for the purchase of Common Shares (collectively the “Registrable Securities”) Parker requests to be registered; provided, however, that if, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities which may be included in the Registration Statement (the “Underwriter Cutback”) because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities as the underwriter shall permit; provided, further, however, that the Underwriter Cutback shall not exceed 50% of the Registrable Securities then held by Parker.

(2)      If an offering in connection with which Parker is entitled to registration under this Section 6A (i) is an underwritten offering, then Parker shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and on the same terms and conditions as other like securities included in such underwritten offering.

ii.        Amendments and Supplements; Maintain Effectiveness. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times for a period of six (6) months following the effective date thereof (the “Registration Period”), and, during such period comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in the Registration Statement.

iii.       Blue Sky. The Company shall use its best efforts to (a) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as holders of a majority of the Registrable Securities reasonably request, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the

Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6A(iii), (b) subject itself to general taxation in any such jurisdiction, (c) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws.

iv.       Events Affecting Prospectus. The Company shall notify Parker of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, as promptly as practicable after becoming aware of such event, and if such Registration Statement is supplemented or amended to correct such untrue statement or omission, the Company shall deliver such number of supplemented or amended prospectuses as Parker may reasonably request.

v.       Compliance with Laws. The Company shall comply with all applicable laws related to a Registration Statement and to an offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith, including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC.

B.       Obligations of Parker.

i.        Parker’s Information. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to Section 6A(i) that Parker shall furnish to the Company such information regarding itself, the Registrable Securities and the intended method of disposition of the Registrable Securities as shall be required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify Parker of the information the Company requires from it.

ii.        Cooperation. Parker agrees to cooperate with the Company as requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless Parker does not include any of its Registrable Securities in the Registration Statement.

7.       Representations, Warranties and Covenants of the Company

A.      The Company represents and warrants that:

i.        Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to carry on its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company.

ii.        Authorization. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of the Company’s obligations hereunder, and the authorization, issuance and delivery of the Securities has been taken, and this Agreement constitutes valid and legally binding obligations of the Company, enforceable in accordance with its terms.

iii.       Valid Issuance of Common Stock. The Securities, when issued, sold and delivered in accordance with the terms hereof will be validly issued, fully paid and nonassesable.

iv.       Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, each as amended and in effect on and as of the date of the Agreement, or of any provision of any material instrument or contract to which it is a party or by which it is bound, or of any provision of any federal or state judgment, injunction, decree, order, award, statute, rule or governmental regulation. Neither the execution and delivery of this Agreement nor the performance by the Company of any of its obligations hereunder will result in any such violation or default.

8.       Representations, Warrants and Covenants of Parker. Parker represents and warrants as follows:

A.      Acquisition for Own Account. Parker represents and warrants that the Securities acquired by it are being acquired for its own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Parker will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Securities unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act or any state securities law.

B.       Review of Material. The undersigned has reviewed the Company’s reports, information and other filings that the Company has filed with the Securities and Exchange Commission (which are available on the EDGAR system), and has been afforded the opportunity to obtain such information regarding the Company as it has reasonably requested to evaluate the merits and risks of its investment in the Shares. No oral or written representations have been made or oral information furnished to Parker in connection with the investment in the Shares.

C.       Legend. Parker acknowledges that the following restrictive legend will be placed on any or any securities into which the Securities are convertible if they are not freely tradeable at the time of issuance to Parker:

“The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not for distribution. They may not be sold, assigned, mortgaged, pledged, hypothecated, transferred or otherwise disposed of without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the Company that registration is not required under such Act.”

9.       Term of Agreement. The respective duties and obligations of the parties to this Agreement shall commence on the Effective Date and shall continue for a period of twelve months, with an option to renew for a further twelve months. Upon renewal of this agreement, the new option terms shall be identical to those of the original agreement.

10.     Disclaimer. Parker MAKES NO REPRESENTATION THAT: (A) THE PUBLICATION AND DISTRIBUTION OF THE COMPANY’S MATERIAL WILL RESULT IN ANY ENHANCEMENT TO THE COMPANY OR THE VALUE OF ITS SECURITIES, (B) ANY PERSON WILL BECOME A SHAREHOLDER IN THE COMPANY AS A RESULT OF THE DISTRIBUTION OF THE COMPANY’S MATERIAL, (C) ANY PERSON WILL LEND MONEY TO OR INVEST IN THE COMPANY OR (D) THAT IT HAS VERIFIED ANY OF THE FACTUAL CONTENT OF THE MAILING PACKAGE.

11.     Limitation of Parker’s Liability. If Parker or its sub-contractors fails to perform its services hereunder, the entire liability of Parker and its sub-contractors to the Company shall not exceed the lesser of: (a) the sum of the value of any cash payments, excluding any non-refundable deposits, plus the fair market value of any Securities that Parker has received from the Company as of the date of the mailing, and (b) the actual and direct damage to the Company as a result of such non-performance. IN NO EVENT WILL PARKER OR ITS PRINCIPALS OR SUB-CONTRACTORS BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES NOR FOR ANY CLAIM AGAINST THE COMPANY BY ANY PERSON OR ENTITY ARISING FROM OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

12.     Indemnification

A.      The Company agrees to indemnify and hold harmless Parker, and each person who controls Parker within the meaning of federal securities laws, against any and all loss, liability, claim, damage and expense, including attorneys’ fees, arising out of or based upon (i) a breach of this Agreement by the Company or (ii) any material misrepresentation or omission in any document or disclosure approved in writing by the Company for Parker’s use or benefit under this Agreement.

B.       Parker agrees to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense, including attorneys’ fees, arising out of or based upon (i) Parker’s breach of this Agreement or (ii) any written representations made by Parker or anyone controlled by Parker.

C.       If any action is brought against an indemnified person, the indemnified person shall promptly notify in writing the party or parties against whom indemnification is to be sought. The failure to notify the indemnifying party promptly shall not relieve that party from any liability which it might otherwise have pursuant to this Agreement. The indemnifying party shall be entitled to participate in, and, to the extent that it shall desire, jointly with any other indemnifying party similarly notified, to assume the defense, with counsel selected by the indemnifying party, but satisfactory to the indemnified party; and after the indemnified party shall have received notice from the agreed-upon counsel that the defense has been assumed, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of the action.

D.      In the event that the indemnification described in this section in unavailable, but a party is nevertheless entitled to contribution, the contribution shall be measured by the relative culpability of the parties.

13.     Ownership of Materials. After payment in full, all right, title and interest in and to materials to be produced for the Company in connection with the services to be rendered under this Agreement shall be and remain the sole and exclusive property of it. Prior to the receipt of the last payment, the right title and interest in and to the materials and mailing package shall be the property of Parker.

14.     Confidentiality. Until such time as information or any non-public portion thereof becomes publicly available, Parker agrees that any information provided to it by the Company of a confidential nature will not be revealed or disclosed to any person or entity, except in the performance of this Agreement, and upon completion of its services and upon the written request to it. Parker will use its best efforts to ensure that its sub-contractors are aware of this confidentiality provision and will request them to comply with it, even though they are not parties to this Agreement.

15.     Notices. All notices hereunder shall be in writing and addressed to the party at the address set forth below, or at such address as to which written notice pursuant to this section may be given, and shall be given by personal delivery, Express Mail, or by national overnight courier. If the Company is a non-resident of the United States, the equivalent services of the postal system of the Company’s residence may be used. Notices will be deemed given upon the earlier of actual receipt or seven (7) business days after being mailed or delivered to such courier service.

Notice shall be addressed to Parker at:
Parker Communication Corporation
Attn: Richard Murdock
26 Flat Rock Drive
Easton, CT 06612

and to the Company at:
MAGNUS INTERNATIONAL RESOURCES, INC.
Attn: Graham Taylor
101 Convention Center Drive
7th Floor
Las Vegas, NV USA 89109

Such addresses and notices may be changed at any time by either party by utilizing the foregoing notice procedures.

16.     Compliance with Law. Parker shall have no obligation to send any mailings to residents of states of the United States of America in which such would violate law or regulation or which may violate rules affecting the common stock of the Company wherein it may not be secondarily traded on a solicited basis. The Company shall furnish a list of permissible states to Parker within ten (10) days of the date of this Agreement. The Company can supplement this list at any time up until five (5) days before the initial mailing. The Company and Parker will agree upon the states on that list to which the mailings will be directed.

17.     Miscellaneous.

A.      Governing Law. This agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

B.       Arbitration and Venue in New York. The parties agree that any dispute arising out of this Agreement or other transactions contemplated thereby shall be arbitrated at the facilities of the American Arbitration Associate in New York, New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the State of New York for any appeal of the arbitration award.

C.       Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes at least one counterpart.

D.      Separability. If any one or more of the provisions of this Agreement shall be held invalid, illegal, or unenforceable, and provided that such provision is not essential to the transaction provided for by this Agreement, such shall not affect any other provision hereof, and this Agreement shall be construed as is such provision had never been contained herein.

E.       Regulatory Acceptance. If the stock of the Company is listed on a foreign exchange(s), this Agreement shall be subject to its acceptance by such exchange(s) to the extent required by the rules of such exchange(s). The Company shall use its best efforts to obtain such acceptance, where required, and shall notify Parker in writing within five (5) business days of the acceptance or rejection of this Agreement by any such exchange.

F.       No Presumption Against Draftsman. The parties acknowledge that each party and its counsel have participated in the negotiation and preparation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted.

EXECUTED as a sealed instrument as of the date and year first above written.

PARKER COMMUNICATION CORPORATION

By:       /s/ Richard Murdock

Richard Murdock
Managing Member

MAGNUS INTERNATIONAL RESOURCES, INC.

By:       /s/ Graham Taylor

Graham Taylor
Managing Member

Schedule A

DOLLAR AMOUNT TO BE DELIVERED	DATE OF DELIVERY
$100,000	Upon execution of this Agreement
$395,000*	October 15, 2005
$395,000*	October 25, 2005 (TBD)

* Subject to confirmation of mailing numbers and dates

Exhibit A

STOCK OPTION AGREEMENT

          AGREEMENT made as of the 23rd day of September, 2005 between MAGNUS INTERNATIONAL RESOURCES, INC., a Nevada corporation (the “Company”), and PARKER COMMUNICATION CORPORATION, (the “Optionee”).

          WHEREAS, the Optionee is an independent consultant to the Company;

          WHEREAS, the Company and the Optionee are parties to a Media Services Agreement of even date herewith;

          WHEREAS, the Company desires to provide to the Optionee an additional incentive to promote the success of the Company;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Company hereby grants to the Optionee the right and option to purchase Common Shares of the Company, upon and subject to the following terms and conditions:

          1.       GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the “Option”) to purchase up to Two Hundred Fifty Thousand (250,000) Common Shares of the Company (the “Option Shares”) during the period commencing on November 1, 2005 and terminating at 5:00 P.M. on November 1, 2007 (the “Expiration Date”).

          2.       NATURE OF OPTION. The Option is not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, relating to “incentive stock options”.

          3.       EXERCISE PRICE. The exercise price of each of the Option Shares shall be One Dollar and Seventy-Five Cents ($1.75) (the “Option Price”). The Company shall pay all original issue or transfer taxes on the exercise of the Option. All payments hereunder shall be made in U.S. Dollars. Option governed under the terms and conditions outlined below.

          Parker may exercise the option in whole or in part and may pay the exercise price (a) in cash or (b) by cashless exercise, as follows:

          Parker shall notify option issuer together with a notice of cashless exercise, in which event the option issuer shall issue to the option holder the number of option shares to be determined as follows:

X = Y (A-B)/A

Where:

X = the number of option shares to be issued to the option holder.

Y = the number of option shares with respect to which this option is being exercised.

A = the average of the closing prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Date of Exercise.

B = the Exercise Price.

          4.       EXERCISE OF OPTIONS.

(a)        As soon as practicable after the receipt of notice of exercise (in the form annexed hereto as Exhibit A) and payment of the Option Price as provided for herein, the

Company shall tender to the Optionee certificates issued in the Optionee’s name evidencing the number of Option Shares covered thereby.

(b)        Payment of such Option Price shall be made by the Optionee’s delivery of (i) his check payable to the order of the Company; (ii) previously acquired Common Stock of the Company, the fair market value of which shall be determined as of the date of exercise; (iii) if acceptable to the Company a promissory note made payable to the Company accompanied by cash payment of the par value of the Common Stock being purchased (if such cash payment of par value or equivalent is required by the laws of the jurisdiction of incorporation of the Company); or (iv) the Optionee’s delivery of any combination of the foregoing.

          5.       TRANSFERABILITY. The Option shall not be transferable other than by written assignment to Pat Garrard or Richard Murdock and shall not be exercisable by any person other than the Optionee, or Mr. Garrard or Mr. Murdock. A copy of any such assignment will be promptly furnished to the Company.

          6.       ADJUSTMENT UPON CHANGE IN CAPITALIZATION. In the event that the outstanding Common Stock of the Company is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Company in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated, or merged with another corporation, the Optionee shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option.

          7.       CHANGE IN CONTROL. In the event of a Change in Control (as hereinafter defined), any Options granted hereunder which have not vested as of the date of the Change in Control shall automatically vest on such date. For purposes of this Agreement, the term “Change in Control” shall mean:

(a)        The transfer, through one transaction or a series of related transactions, either directly or indirectly, or through one or more intermediaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 40 % or more of either the then outstanding Common Shares or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or the last of any series of transfers that results in the transfer of such beneficial ownership;

(b)        Approval by the stockholders of the Company of a merger or consolidation, with respect to which persons who were the stockholders of the Company immediately prior to such merger or consolidation do not, immediately thereafter, own more than 40 % of the combined voting power of the merged or consolidated company’s then outstanding voting securities, entitled to vote generally in the election of directors or with respect to a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company;

(c)        The transfer, through one transaction or a series of related transactions, of more than 50 % of the assets of the Company, or the last of any series of transfers that results in the transfer of more than 50% of the assets of the Company. For purposes of this paragraph, the determination of what constitutes more than 50% of the assets of the Company shall be made based on the most recent financial statements audited by the Company’s independent accountants or, in the absence of financial statements so prepared, on the basis of financial statements prepared at the expense of the Company by an independent auditor chosen by the Company, using accounting principles generally accepted in the U.S. consistently applied.

(d)        During any calendar year, individuals who at the beginning of such year constituted the board of directors of the Company (the “Board”) and any new director or directors whose election by the Board was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of the year or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

          8.       NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and (a) transmitted either electronically or by facsimile, (b) sent by registered or certified mail, return receipt requested, or (c) delivered by an internationally recognized overnight courier service, addressed to the parties at the addresses set forth in the Distribution Agreement between the parties dated the date hereof. Notices shall be deemed to have been given on the date of electronic or facsimile delivery, or three (3) days after mailing or delivery to an overnight courier, except notices of change of address, which shall be deemed to have been given when received.

          9.       BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

          10.     ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

PARKER COMMUNICATION CORPORATION

By:       /s/ Richard Murdock

Richard Murdock
Managing Member

MAGNUS INTERNATIONAL RESOURCES, INC.

By:       /s/ Graham Taylor

Graham Taylor
Managing Member

Exhibit B

STOCK OPTION AGREEMENT

          AGREEMENT made as of the 23rd day of September, 2005 between MAGNUS INTERNATIONAL RESOURCES, INC., a Nevada corporation (the “Company”), and PARKER COMMUNICATION, CORPORATION, (the “Optionee”).

          WHEREAS, the Optionee is an independent consultant to the Company;

          WHEREAS, the Company and the Optionee are parties to a Media Services Agreement of even date herewith;

          WHEREAS, the Company desires to provide to the Optionee an additional incentive to promote the success of the Company;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Company hereby grants to the Optionee the right and option to purchase Common Shares of the Company, upon and subject to the following terms and conditions:

          1.       GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the “Option”) to purchase up to Two Hundred Fifty Thousand (250,000) Common Shares of the Company (the “Option Shares”) during the period commencing on November 1, 2005 and terminating at 5:00 P.M. on November 1, 2007 (the “Expiration Date”).

          2.       NATURE OF OPTION. The Option is not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, relating to “incentive stock options”.

          3.       EXERCISE PRICE. The exercise price of each of the Option Shares shall be Three Dollars and Fifty Cents ($3.50) (the “Option Price”). The Company shall pay all original issue or transfer taxes on the exercise of the Option. All payments hereunder shall be made in U.S. Dollars. Option governed under the terms and conditions outlined below.

          Parker may exercise the option in whole or in part and may pay the exercise price (a) in cash or (b) by cashless exercise, as follows:

          Parker shall notify option issuer together with a notice of cashless exercise, in which event the option issuer shall issue to the option holder the number of option shares to be determined as follows:

X = Y (A-B)/A

Where:

X = the number of option shares to be issued to the option holder.

Y = the number of option shares with respect to which this option is being exercised.

A = the average of the closing prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Date of Exercise.

B = the Exercise Price.

          4.       EXERCISE OF OPTIONS.

(a)      As soon as practicable after the receipt of notice of exercise (in the form annexed hereto as Exhibit A) and payment of the Option Price as provided for herein, the

Company shall tender to the Optionee certificates issued in the Optionee’s name evidencing the number of Option Shares covered thereby.

(b)      Payment of such Option Price shall be made by the Optionee’s delivery of (i) his check payable to the order of the Company; (ii) previously acquired Common Stock of the Company, the fair market value of which shall be determined as of the date of exercise; (iii) if acceptable to the Company a promissory note made payable to the Company accompanied by cash payment of the par value of the Common Stock being purchased (if such cash payment of par value or equivalent is required by the laws of the jurisdiction of incorporation of the Company); or (iv) the Optionee’s delivery of any combination of the foregoing.

          5.       TRANSFERABILITY. The Option shall not be transferable other than by written assignment to Pat Garrard or Richard Murdock and shall not be exercisable by any person other than the Optionee, or Mr. Garrard or Mr. Murdock. A copy of any such assignment will be promptly furnished to the Company.

          6.       ADJUSTMENT UPON CHANGE IN CAPITALIZATION. In the event that the outstanding Common Stock of the Company is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Company in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated, or merged with another corporation, the Optionee shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option.

          7.       CHANGE IN CONTROL. In the event of a Change in Control (as hereinafter defined), any Options granted hereunder which have not vested as of the date of the Change in Control shall automatically vest on such date. For purposes of this Agreement, the term “Change in Control” shall mean:

(a)      The transfer, through one transaction or a series of related transactions, either directly or indirectly, or through one or more intermediaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 40 % or more of either the then outstanding Common Shares or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or the last of any series of transfers that results in the transfer of such beneficial ownership;

(b)      Approval by the stockholders of the Company of a merger or consolidation, with respect to which persons who were the stockholders of the Company immediately prior to such merger or consolidation do not, immediately thereafter, own more than 40 % of the combined voting power of the merged or consolidated company’s then outstanding voting securities, entitled to vote generally in the election of directors or with respect to a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company;

(c)      The transfer, through one transaction or a series of related transactions, of more than 50 % of the assets of the Company, or the last of any series of transfers that results in the transfer of more than 50% of the assets of the Company. For purposes of this paragraph, the determination of what constitutes more than 50% of the assets of the Company shall be made based on the most recent financial statements audited by the Company’s independent accountants or, in the absence of financial statements so prepared, on the basis of financial statements prepared at the expense of the Company by an independent auditor chosen by the Company, using accounting principles generally accepted in the U.S. consistently applied.

(d)        During any calendar year, individuals who at the beginning of such year constituted the board of directors of the Company (the “Board”) and any new director or directors whose election by the Board was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of the year or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

          8.       NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and (a) transmitted either electronically or by facsimile, (b) sent by registered or certified mail, return receipt requested, or (c) delivered by an internationally recognized overnight courier service, addressed to the parties at the addresses set forth in the Distribution Agreement between the parties dated the date hereof. Notices shall be deemed to have been given on the date of electronic or facsimile delivery, or three (3) days after mailing or delivery to an overnight courier, except notices of change of address, which shall be deemed to have been given when received.

          9.       BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

          10.     ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

PARKER COMMUNICATION CORPORATION

By:       /s/ Richard Murdock

Richard Murdock
Managing Member

MAGNUS INTERNATIONAL RESOURCES, INC.

By:       /s/ Graham Taylor

Graham Taylor
Managing Member